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                                                                   Exhibit 10.21

                           TENANT ESTOPPEL CERTIFICATE

                                January 23, 2004

Premier Entertainment Biloxi, LLC
Attn: Joseph Billhimer
11400 Reichold Road
Gulfport, MS  39503

     RE: LEASE AGREEMENT (CAFE)

To whom it may concern:

          This is to certify that as of the date hereof, as follows:

          1. The undersigned is the present owner and holder of the tenant's interest under that certain Lease Agreement (Cafe) dated December 30, 2003 (as the same may be modified, amended, supplemented, extended and assigned, the "LEASE"), by and between Premier Entertainment Biloxi, LLC, a Delaware limited liability company ("LANDLORD") and Hard Rock Cafe International (STP), Inc., a New York corporation ("TENANT"), covering a leasehold estate in favor of Tenant for space located on that certain real property owned by Landlord in Biloxi, Mississippi, as further described on Exhibit "B" annexed hereto (the "PREMISES');

          2. The Lease (i) constitutes the entire agreement between Landlord and Tenant with respect to the Premises, (ii) is in full force and effect, and
(iii) has not been modified, amended, supplemented, extended and/or assigned;

          3. The term of the Lease commences on the Commencement Date (as defined in the Lease) and will expire twenty years thereafter, subject only to any renewal, extension, cancellation or termination rights expressly set forth in the Lease;

          4. Except as set forth in the Lease, Tenant does not have any right or option to lease additional space in the Premises or to purchase any part of the Premises;

          5. The interest of Tenant under the Lease has not been assigned or encumbered;

          6. Neither Tenant nor, to the knowledge of Tenant, Landlord is in default under any of the material terms, covenants or provisions of the Lease, and Tenant knows of no event which, but for the passage of time or the giving of notice, or both, would constitute a default or event of default under the Lease by Tenant or Landlord. No rental payments have been made more than one month in advance;

                                                               EXECUTION VERSION

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          7.   Neither Tenant nor, to the knowledge of Tenant, Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease;

          8. Except as set forth in the Lease, (i) Tenant is not entitled to any credit against the payment of rent or other charges under the Lease or to any rent concession, and (ii) there are no offsets or defenses to the payment of rent or other charges payable under the Lease;

          9. There are no actions, voluntary or otherwise, pending against Tenant or any guarantor of Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof;

          10. The undersigned acknowledges that Landlord intends to encumber the Premises with that certain Construction Deed of Trust, Leasehold Deed of Trust and Fixture Filing with Assignment of Leases and Rents in favor of Stratton Bull, as real estate trustee for the benefit of U.S. Bank National Association, a national banking association, as trustee. The following parties involved in such transaction rely on the accuracy of the statements made herein:

          a.   Landlord;

          b. Stratton Bull, as real estate trustee for the benefit of U.S. Bank National Association, a national banking association, as trustee; and

          c. U.S. Bank National Association, a national banking association, as trustee.

          This estoppel certificate is binding upon Tenant and its successors and assigns and may be relied upon by the parties referenced in Paragraph 10 hereof.

                                          Very truly yours,

                                           /s/ Jay Wolszczak
                                          ----------------------------
                                          HARD ROCK CAFE INTERNATIONAL (STP),
                                          INC., a New York corporation


                                          By: /s/ Jay Wolszczak
                                             ----------------------------------
                                             Name: Jay Wolszczak
                                             Title: Vice President

                                                               EXECUTION VERSION

                                        2
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                                    EXHIBIT A

                                    THE LEASE

                                                               EXECUTION VERSION

                                       A-1
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                                    EXHIBIT B

                          LEGAL DESCRIPTION OF PREMISES

                                       B-1

                                                               EXECUTION VERSION